                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2000


                             ADEPT TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         CALIFORNIA                     0-27122                 94-2900635
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

              150 ROSE ORCHARD WAY
              SAN JOSE, CALIFORNIA                        95134
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 432-0888

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        This report consists of a press release issued by the Registrant to report the Registrant's financial results for its first quarter ended September 30, 2000. The press release issued by the Registrant is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The following exhibit is filed with this report on Form 8-K:

        Exhibit No.      Description
        -----------      -----------
        99.1             Press Release of the Registrant issued on October 25, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  October 25, 2000                     By:      /s/ Michael W. Overby
                                               ---------------------------------
                                               Michael W. Overby
                                               Chief Financial Officer


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                                 EXHIBIT INDEX

        Exhibit No.      Description
        -----------      -----------
        99.1             Press Release of the Registrant issued on October 25, 2000.